SCHEDULE FOR COMPUTING TOTAL RETURN

                  FREEDOM AMERICAN VP INCOME & GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from October 31, 1997 (hypothetical inception of the
Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from October 31, 1997 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 886.30

Solve for T

      T = -11.37%

Period of October 31, 1997 - December 31, 2000

       1000 (1+T)1157/365 = 1,396.19

Solve for T

      T = 11.11%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                           FREEDOM BLUE CHIP DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 3, 1999 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 885.57

Solve for T

      T = -11.44%

Period of May 3, 1999 - December 31, 2000

       1000 (1+T)608/365 = 890.74

Solve for T

      T = -6.72%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                              FREEDOM BOND DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2000 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,072.60

Solve for T

      T = 7.26%

5 YEAR

       1000 (1+T)5 = 1,231.24

Solve for T

      T = 4.25%

10 YEAR

       1000 (1+T)10 = 1,996.22

Solve for T

      T = 7.16%

                     SCHEDULE FOR COMPUTING TOTAL RETURN

                         FREEDOM CAPITAL VALUE DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2000 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,013.01

Solve for T

      T = 1.30%

5 YEAR

       1000 (1+T)5 = 1,700.96

Solve for T

      T = 11.21%

10 YEAR

       1000 (1+T)10 = 3,516.29

Solve for T

      T = 13.40%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FREEDOM INTERNATIONAL DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 2000 and from May 2, 1994 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 2000 and period from May 2, 1994 to
       December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 908.84

Solve for T

      T = -9.12%

5 YEAR

       1000 (1+T)5 = 1,708.52

Solve for T

      T = 11.31%

Period of May 2, 1994 - December 31, 2000

       1000 (1+T)2,435/365 = 1,844.21

Solve for T

      T = 9.62%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                        FREEDOM LARGECAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 3, 1999 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 872.66

Solve for T

      T = -12.73%

Period of May 3, 1999 - December 31, 2000

       1000 (1+T)608/365 = 1,149.50

Solve for T

      T = 8.74%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                      FREEDOM LARGECAP STOCK INDEX DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 3, 1999 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 895.72

Solve for T

      T = -10.43%

Period of May 3, 1999 through December 31, 2000

       1000 (1+T)608/365 = 970.22

Solve for T

      T = -1.80%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                             FREEDOM MIDCAP DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2000 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,136.21

Solve for T

      T = 13.62%

5 YEAR

       1000 (1+T)5 = 1,913.88

Solve for T

      T = 13.86%

10 YEAR

       1000 (1+T)10 = 5,021.40

Solve for T

      T = 17.51%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FREEDOM MIDCAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 1, 1998 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,071.91

Solve for T

      T = 7.19%

Period of May 1, 1998 through December 31, 2000

       1000 (1+T)975/365 = 1,129.72

Solve for T

      T = 4.68%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                          FREEDOM MIDCAP VALUE DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 3, 1999 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 3, 1999 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,299.23

Solve for T

      T = 29.92%

Period of May 3, 1999 through December 31, 2000

       1000 (1+T)608/365 = 1,424.22

Solve for T

      T = 23.69%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                            FREEDOM SMALLCAP DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 1, 1998 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 875.29

Solve for T

      T = -12.47%

Period of May 1, 1998 through December 31, 2000

       1000 (1+T)975/365 = 984.72

Solve for T

      T = -0.58%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FREEDOM SMALLCAP GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 2000 and from May 1, 1998 (hypothetical inception of the Division) to December 31, 2000 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 2000 and period from May 1, 1998 to December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 853.59

Solve for T

      T = -14.64%

Period of May 1, 1998 through December 31, 2000

       1000 (1+T)975/365 = 1,695.67

Solve for T

      T = 21.88%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                  FREEDOM TEMPLETON GROWTH SECURITIES DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 2000 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 2000 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,062.64

Solve for T

      T = 6.26%

5 YEAR

       1000 (1+T)5 = 1,827.03

Solve for T

      T = 12.81%

10 YEAR

       1000 (1+T)10 = 3,920.70

Solve for T

      T = 14.64%